Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock Pursuant to

the Offer to Purchase Dated July 29, 2010

by

Casey’s General Stores, Inc.

of

Up to $500,000,000 in Value of Shares of its Common Stock

(including the Series A Serial Preferred Stock Purchase Rights)

at a Purchase Price not greater than $40.00 nor less than $38.00 per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON AUGUST 25, 2010, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND

TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Tender Offer is:

Computershare Trust Company, N.A.

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions PO Box 43011 Providence, Rhode Island 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, Massachusetts 02021

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE

ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF

TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE

OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER

REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS).

DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A

VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT OR DTC WILL NOT

BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15.

1st:	2nd:	3rd:
4th:	5th:
❑ Lost Certificates. My certificate(s) for Shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the Shares (See Instruction 12).

DESCRIPTION OF SHARES TENDERED (See Instructions 3, 4 and 16)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)	Shares of Common Stock Tendered (Attach Additional Signed List If Necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered**

Total Certificated Shares Tendered:
Total Shares Tendered by Dividend Reinvestment/Book-Entry
Check this box ❑ to instruct the Depositary to tender on behalf of the undersigned ALL the Shares credited to the Dividend Reinvestment and Stock Purchase Plan account of the undersigned (See Instruction 16)
Total Shares Tendered:

 *     Unless otherwise indicated, it will be assumed that all Shares represented by the certificate(s) are being tendered. See Instruction 4.

 **   The number of any DRIP Shares purchased with the August 16, 2010 dividend or any optional cash investment on that date will not be confirmed until August 19, 2010. To confirm the number of DRIP Shares purchased on August 16, 2010, please contact Computershare Trust Company, N.A. at (800) 884-4225 (toll-free in the United States and Canada) or 781-575-4706 (outside the United States and Canada).

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This Letter of Transmittal is to be used if certificates for shares of common stock, no par value per share (“Shares”), of Casey’s General Stores, Inc. (the “Company”) are to be forwarded herewith. This Letter of Transmittal should also be used if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at DTC (as defined on page (iii) of the Offer to Purchase (as defined below)) pursuant to the procedures set forth in Section 3 of the Offer to Purchase unless an agent’s message (as defined in Section 3 of the Offer to Purchase) is utilized. Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Your attention is directed to the following:

1. If you want to retain your Shares, do not take any action.

2. If you want to participate in the Offer (as defined below) and wish to maximize the chance that your Shares will be purchased in the Offer, you should check the box marked “Shares Tendered at Price Determined Under the Tender Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined pursuant to the Offer, your Shares will be deemed to be tendered at the minimum price of $38.00 per Share. YOU SHOULD UNDERSTAND THAT THIS ELECTION COULD RESULT IN YOUR TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $38.00 PER SHARE.

3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by You” below and complete the other portions of this Letter of Transmittal as appropriate.

We urge shareholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through their nominee and not directly to the Depositary.

QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

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Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

❑       CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Institution’s DTC Participant Number:

Account Number:

Transaction Code Number:

❑       CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Institution’s DTC Participant Number:

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THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	SHARES TENDERED AT PRICE DETERMINED BY YOU (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Under the Tender Offer,” the undersigned tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price determined by the Company is less than the price checked below. A SHAREHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same Shares cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

❑ $38.00	❑ $38.75	❑ $39.50
❑ $38.25	❑ $39.00	❑ $39.75
❑ $38.50	❑ $39.25	❑ $40.00

OR

(2)	SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by You,” the undersigned hereby tenders Shares at the purchase price determined by the Company in accordance with the terms of the Offer.

❑    The undersigned wants to maximize the chance of having the Company purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders Shares at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $38.00 PER SHARE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

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ODD LOTS

(See Instruction 14)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

❑    is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

❑    is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares either (check one box):

❑    at the purchase price, as shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share above); or

❑    at the price per Share indicated above in the section captioned “Shares Tendered at Price Determined by You.”

CONDITIONAL TENDER

(See Instruction 13)

A tendering shareholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

❑    The minimum number of Shares that must be purchased from me, if any are purchased from me, is:              Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

❑    The tendered Shares represent all Shares held by the undersigned.

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Ladies and Gentlemen:

The undersigned hereby tenders to the Company the above-described Shares, together with the associated rights to purchase Series A Serial Preferred Stock, no par value per share, of the Company issued pursuant to the Rights Agreement dated as of April 16, 2010, between the Company and Computershare Trust Company, N.A., as Rights Agent, on the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated July 29, 2010 (the “Offer to Purchase”), and this Letter of Transmittal (this “Letter of Transmittal” and, together with the Offer to Purchase, as they may be amended and supplemented from time to time, the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of the Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares, to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Depositary as the undersigned’s agent, of the aggregate purchase price with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby covenants, represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the Shares, and the same will not be subject to any adverse claim or right; (b) the undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered, all in accordance with the terms of the Offer; and (c) the undersigned understands that tendering Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that: (i) the undersigned has a “net long position” in Shares or Equivalent Securities (as defined in the Offer to Purchase) at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and (ii) such tender of Shares complies with Rule 14e-4 promulgated under the Exchange Act. See Section 3 of the Offer to Purchase.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable. See Section 4 of the Offer to Purchase.

The valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share purchase price, not greater than $40.00 nor less than $38.00 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, and that the Company will pay for Shares properly tendered and not withdrawn, taking into account the number of Shares so tendered and the

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prices specified by tendering shareholders. The undersigned understands that the Company will look at the prices chosen by tendering shareholders and select the lowest purchase price (in multiples of $0.25) within the price range specified above that will allow the Company to purchase up to $500 million in value of Shares, or a lower amount depending on the number of Shares as are properly tendered and not withdrawn. The undersigned understands that if, based on the purchase price determined by the Company, Shares having an aggregate value of less than $500 million are properly tendered and not withdrawn, the Company will buy all the Shares that were properly tendered and not withdrawn. The undersigned understands that the Company will purchase only Shares properly tendered and not withdrawn at prices at or below the purchase price the Company determines.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue a check for payment of the purchase price for any Shares tendered hereby that are purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price for any Shares tendered hereby that are purchased and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” herein are completed, please issue the check for payment of the purchase price for any Shares tendered hereby that are purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. In case of a book-entry delivery of the Shares, please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the brokerage account at DTC designated above in accordance with the instructions of the broker. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 7 BELOW.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7, and 8)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:        ☐ Check  ☐ Certificate(s) to

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security

Number of the Persons Named Above)

(See Form W-9 Included Herewith)

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for payment of the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:        ☐ Check  ☐ Certificate(s) to

Name:

(Please Print)

Address:

(Include Zip Code)

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PLEASE SIGN HERE
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.
X

X

Signature(s) of Shareholder(s)
Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6)

Name(s):

(Please Type or Print)
Capacity (Full Title):

Address:

(Include Zip Code)
Daytime Area Code and Telephone Number: ( )

Tax Identification or Social Security No.:

(COMPLETE ACCOMPANYING FORM W-9)
GUARANTEE OF SIGNATURE(S)

(If required—see Instructions 1 and 6)
Authorized Signature:

Name(s):

(Please Type or Print)
Name of Firm:

Title:

Address:

(Include Zip Code)
Daytime Area Code and Telephone Number: ( )

Dated:

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and payment and delivery are to be made to such registered holder, unless such registered holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured for at least 2% of the current market value, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Time.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3. Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In that case, if any tendered Shares are purchased, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

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5. Indication of Price at Which Shares are Being Tendered. The shareholder MUST either (1) check the box indicating the price per Share at which such shareholder is tendering Shares under the section captioned “Shares Tendered at Price Determined by You” or (2) check the box in the section captioned “Shares Tendered at Price Determined Under the Tender Offer.” For purposes of determining the purchase price, those Shares that are tendered by shareholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price of $38.00 per Share. Selecting option (1) could result in none of the shareholder’s tendered Shares being purchased if the purchase price for the Shares turns out to be less than the price selected by the shareholder. Selecting option (2) may lower the purchase price paid for Shares in the Offer and could result in the shareholder receiving the minimum price of $38.00 per Share.

Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no valid tender of Shares. A shareholder wishing to tender portions of such shareholder’s Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder’s Shares. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn in accordance with the terms of the Offer. In case of withdrawal, shareholders who tendered their Shares at multiple prices pursuant to multiple Letters of Transmittal must comply with the procedures set forth in Section 4 of the Offer to Purchase.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). Signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1. Stock power forms may be obtained by calling the Depositary at (800) 884-4225 (toll-free in the United States and Canada) or 781-575-4706 (outside the United States and Canada).

7. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or not accepted for payment are to be registered in the name of any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the

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person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

9. Irregularities. The Company will determine in its sole discretion all questions as to the number of Shares to accept, the price to be paid therefore, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares. Any such determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular Shares, and the Company’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Tax Identification Number and Backup Withholding. To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the Form W-9 (the “Form W-9”) attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide the Depositary (or other applicable withholding agent) with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments made to you pursuant to the Offer may be subject to backup withholding at a rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the IRS.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Depositary (or other applicable withholding agent), certifying under penalties of perjury to the holder’s exempt status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Depositary or on the web at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed Form W-9 for additional information regarding exempt recipients. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Form W-9, should complete and return the Form W-9 and check the “Exempt from backup withholding” box on its face.

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For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold their Shares through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its Shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

See the enclosed Form W-9 for additional information and instructions.

Withholding on Non-U.S. Holders. Even if a Non-U.S. Holder (as defined above) has provided the required certification to avoid backup withholding tax, the Depositary (or other applicable withholding agent) will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder unless the Depositary (or other applicable withholding agent) determines that a reduced rate of withholding is available pursuant to an applicable income tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to an income tax treaty, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) before the payment a properly completed and executed IRS Form W-8BEN (or a suitable substitute form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary (or other applicable withholding agent) agent a properly completed and executed IRS Form W-8ECI (or a suitable substitute form) before payment is made. The Depositary (or other applicable withholding agent) will determine a shareholder’s status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted.

A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 15 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a distribution) for U.S. federal income tax purposes or is otherwise able to establish that no tax or a reduced amount of tax is due and the requisite information is timely furnished to the IRS.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING AND BACKUP WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

12. Lost, Destroyed or Stolen Certificates. If any certificate(s) for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A., as Transfer Agent for the Company, at (800) 884-4225 (toll-free in the United States and Canada) or 781-575-4706 (outside the United States and Canada) to arrange for replacement of lost securities. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed and the tender is deemed by the Depositary to be in proper form prior to the Expiration Time. You may

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be required to purchase a surety bond in order to replace the Shares. You are urged to contact the Transfer Agent immediately if you wish to tender Shares that you are unable to locate or have been destroyed. If you do not contact the Transfer Agent promptly upon receipt of this Letter of Transmittal, you may not receive instructions for replacement in time to properly surrender your Shares for tender by the Expiration Time.

13. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased from you if any are to be purchased from you.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale or exchange of such Shares by the shareholder, rather than a distribution to the shareholder, for U.S. federal income tax purposes. If you are an odd lot holder, you cannot conditionally tender, since your Shares will not be subject to proration. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Each shareholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 15 of the Offer to Purchase.

14. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares validly tendered before the Expiration Time and not validly withdrawn, the Shares purchased first will consist of all Shares validly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder’s Shares at or below the purchase price. This preference will not be available to you unless you complete the section captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

15. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Section 1 and Section 15 of the Offer to Purchase.

16. DRIP Shares. Any shareholder who holds DRIP Shares may tender such Shares by instructing the Depositary and Computershare Trust Company, N.A., as administrator for the Dividend Reinvestment and Stock Purchase Plan (the “Plan”), to tender the DRIP Shares. To tender your DRIP Shares, indicate in the “Description of Shares Tendered” section of this Letter of Transmittal whether you wish to tender all DRIP Shares or a specific number of DRIP Shares. If you indicate that you wish to tender all DRIP Shares held in your Plan account, Computershare Trust Company, N.A. will also tender any DRIP Shares purchased for your account with

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any dividend payable to you on August 16, 2010 and/or any optional cash invested for the purchase of new DRIP Shares on August 16, 2010. The August 16, 2010 dividend will be paid at the rate of $0.10 per Share to shareholders of record date August 2, 2010 and any DRIP Shares will be purchased on the open market in accordance with the terms of the Plan. Any DRIP Shares that are tendered by you will be deemed to be tendered at the price that you selected above under either the section captioned “Shares Tendered at Price Determined by You” or “Shares Tendered at Price Determined Under the Tender Offer.”

17. Guaranteed Delivery. Any shareholder who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender such Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

IMPORTANT. This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Time and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering shareholder must comply with the procedures for guaranteed delivery.

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Print or type

See Specific instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ _ _ _ _ _ ☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For Individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do no have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer Identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all Interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

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Form W-9 (Rev. 10-2007)	Page 2

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the Instructions below and the separate instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

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Form W-9 (Rev. 10-2007)	Page 3

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregard entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA,

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Form W-9 (Rev. 10-2007)	Page 4

Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner[3]
7.	A valid trust, estate, or pension trust	Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

CORPORATE ACTIONS VOLUNTARY_CASY

This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions PO Box 43011 Providence, Rhode Island 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, Massachusetts 02021

Questions specifically relating to your shareholder account, stock certificates or your Plan account may be directed to MacKenzie Partners, Inc. at (212) 929-5500 (collect) or (800) 322-2885 (toll-free).

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance or for additional copies of this Offer to Purchase and the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: caseys@mackenziepartners.com

CORPORATE ACTIONS VOLUNTARY_CASY